SCHEDULE A

List of Funds to Which the Agreement Applies Last Updated: March 10, 2022

Investing Funds	Vanguard Funds
GPS Funds	Vanguard Admiral Funds
GuideMark Large Cap Core Fund	Vanguard S&P 500 Value Index Fund
GuideMark Emerging Markets Fund	Vanguard S&P 500 Growth Index Fund
GuideMark Small/Mid Cap Core Fund	Vanguard S&P Mid-Cap 400 Index Fund
GuideMark World ex-US Fund	Vanguard S&P Mid-Cap 400 Value Index Fund
GuideMark Core Fixed Income Fund	Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard S&P Small-Cap 600 Index Fund
GPS II Funds	Vanguard S&P Small-Cap 600 Value Index Fund
GuidePath Growth Allocation Fund	Vanguard S&P Small-Cap 600 Growth Index Fund
GuidePath Conservative Allocation Fund	Vanguard Bond Index Funds
GuidePath Tactical Allocation Fund	Vanguard Short-Term Bond Index Fund
GuidePath Absolute Return Allocation Fund	Vanguard Intermediate-Term Bond Index Fund
GuidePath Multi-Asset Income Allocation Fund	Vanguard Long-Term Bond Index Fund
GuidePath Flexible Income Allocation Fund	Vanguard Total Bond Market Index Fund
GuidePath Conservative Income Fund	Vanguard Ultra-Short Bond ETF
GuidePath Income Fund	Vanguard Charlotte Funds
GuidePath Growth and Income Fund	Vanguard Total International Bond Index Fund
Savos Investments Trust	Vanguard Fixed Income Securities Funds
Savos Dynamic Hedging Fund	Vanguard High-Yield Corporate Fund (Investor Shares and Admiral Shares)
Vanguard Index Funds
Vanguard 500 Index Fund
Vanguard Extended Market Index Fund
Vanguard Growth Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Value Index Fund
Vanguard Total Stock Market Index Fund
Vanguard International Equity Index Funds
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard FTSE All-World ex-US Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Total World Stock Index Fund
Vanguard FTSE All World ex-US Small-Cap Index Fund
Vanguard Global ex-U.S. Real Estate Index Fund
Unless otherwise noted, this Agreement applies only to the ETF share class of each Vanguard Fund listed in Schedule A.

Investing Funds	Vanguard Funds
Vanguard Malvern Funds
Vanguard Short-Term Inflation-Protected Securities Index Fund
Vanguard Municipal Bond Funds
Vanguard Tax-Exempt Bond Index Fund
Vanguard Scottsdale Funds
Vanguard Short-Term Treasury Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Treasury Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Mortgage-Backed Securities Index Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund
Vanguard Specialized Funds
Vanguard Dividend Appreciation Index Fund Vanguard Real Estate Index Fund
Vanguard STAR Funds
Vanguard Total International Stock Index Fund
Vanguard Tax-Managed Funds
Vanguard Developed Markets Index Fund
Vanguard Wellington Fund
Vanguard U.S. Liquidity Factor ETF
Vanguard U.S. Minimum Volatility ETF
Vanguard U.S. Momentum Factor ETF
Vanguard U.S. Multifactor ETF
Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF
Vanguard Whitehall Funds
Vanguard High Divided Yield Index Fund
Vanguard Emerging Markets Government Bond Index Fund
Vanguard International Dividend Appreciation Index Fund
Vanguard International High Dividend Yield Index Fund
Vanguard World Fund
Vanguard Communication Services Index Fund

Investing Funds	Vanguard Funds
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard ESG International Stock ETF
Vanguard ESG U.S. Corporate Bond ETF
Vanguard ESG U.S. Stock ETF
Vanguard Extended Duration Treasury Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Utilities Index Fund